DREYFUS AGGRESSIVE VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this annual report for Dreyfus Aggressive Value Fund for the year ended August 31, 1997. Over this period, your Fund produced a total return of 43.57%,* which compares with a total return of 40.62% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 37.14% for the Standard and Poor's Barra Value
Index.***
      Once again, the stock market focused on the mega caps, the very largest publicly traded companies, during most of this fiscal year. One of our strategies with the Fund is to diversify risk in order to control it. One of the ways that we accomplish this goal is by buying companies of various sizes. While recently the market may have favored the mega caps, tomorrow is another day. With the valuations of many of these huge companies stretched well beyond historic levels, we believe that a more diversified strategy continues to be prudent. Despite the market's recent preference, the performance results of the Fund during the measurement period were better than those of the S&P 500, better than the S&P Barra Value Index, and outperformed the vast majority of mutual funds in the Lipper Capital Appreciation Funds category.
Economic Review
      The economy has maintained a strong growth trend since last fall, gradually eroding expectations for a natural slowdown "just around the corner." Inflation has held steady, even in the face of a substantially tighter labor market. Corporate profits have continued to surprise on the upside. Market interest rates have held within a now long-established trading range. In this setting, monetary policy has remained benign: the Federal budget is close to being in balance and the Federal Reserve Board (the "Fed") has kept policy rates unchanged since March.
      Real GDP grew at above a 4% rate in the nine months from the third quarter of 1996 to midyear. Indeed, the initial estimate of near 2% growth in this year's second quarter was raised to 3.6%, erasing the record of even a temporarily slow period. Virtually all major economic sectors have contributed to the economy's growth. In turn, the economy has provided personal income that, in the prevailing low-inflation environment, has translated into strong real purchasing power. The strength in demand has begun to raise imports, bolstering foreign economies. Inventories have also started to accumulate at a faster pace, although inventory levels are currently still quite lean in relation to sales.
      The labor market has tightened substantially in recent months as the pace of new hiring has consistently exceeded the increase in the labor force. Despite this, wage growth has been moderate while overall compensation growth has accelerated only modestly. In their determination to hold the line on prices, companies have resorted to unconventional hiring methods that, so far, have avoided the need for higher wage offers.
      Consensus expectations for corporate profits have been ratcheted upwards virtually every month for the last several months. So far, positive surprises in reported profits have justified the market's higher estimates. However, the strength of the dollar overseas and other factors could affect future profits.
      Market interest rates have been stable since early 1996, oscillating within a fairly narrow range. Several factors have kept rates steady: the absence of faster inflation, positive Federal budget developments and an accommodating Federal Reserve. Although the Fed has not changed policy rates since March, they have held a bias towards tightening since last summer. Therefore a move to tighten interest rates should not come as a surprise. Market Overview
      After acting like a high-speed elevator for most of the past 12 months, the stock markets performed more like a roller-coaster as the fiscal year drew to a close on August 31.

      After a brief sinking spell in March caused by higher interest rates, the equity markets climbed to one record after another until stopped by another retreat in August. The Dow Jones Industrial Average, which started the 12-month period at 5616.21, ended it at 7622.42, a gain of 2006.21 points. However, along the way, the 30 Dow Industrials broke through three thousand-point milestones, reaching a high of 8259.31 in early August. In spite of the drop in the last three weeks of August, the DJIA registered a gain of 35.72% (excluding income) for the year ended August 31.
      Again, with income excluded, the broader S&P 500 gained 37.96% for the 12 months even after dropping 60.85 points from its high, and the Nasdaq Composite showed a year's gain of 39.06% even though it stood 43.12 points below the year's high at the end of August.
      While the market was rising, investors appeared to favor the larger capitalized stocks, which enjoyed the sharpest rise, and subsequently gave up the most in prices. The smallest stocks, as measured by the Russell 2000 small cap index, finished August at their high for the year.
      Interest rates, and the anticipation of where they might go in the future, were the dominant influences on the market. The rising elevator effect came to a halt in March when investors were shaken by the Federal Reserve's action raising interest rates by a quarter-point, the first such action in two years. Once that had been absorbed, however, the market resumed its upward ride until fears of higher interest rates and their companion, higher inflation, took hold again in August.
      The August decline was prompted by several factors, including the Teamsters strike against United Parcel Service, resulting in a settlement considered favorable to the labor union. This revived all the dormant fears that national wage levels might rise, thus reviving inflation, and giving the Fed reason to step on the monetary brakes once again.
      Yet the economic environment for the equity market remained favorable. Many commentators used the phrase "Goldilocks economy" - not too hot and not too cold - to describe the economy's performance.
      Stock price volatility, much of it on the down side, took over especially in the last three weeks of August. From the start of the calendar year through the end of August, 30% of stock trading sessions ended with the Dow rising or falling 1% or more. Much to the relief of investors, the volatility on September 2, the day after Labor Day, was all on the up side with the Dow rising 3.38% for the day, the S&P 500 up 3.13%, the Nasdaq Composite up 1.94% and the Russell 2000 gaining 1.09%.
      Some of the August selling, no doubt, was prompted by the reduction in the capital gains tax for securities held more than 18 months. How long that will continue to impact the market is an open question.
      Until now, the porridge on which the equity markets have been feeding has been not too hot and not too cold. At these levels, of course, any unexpected development can bring sharp reactions, particularly in view of the market's spectacular gains since August, 1996. Looking ahead, much depends on whether the economy can maintain its "Goldilocks" condition, and not bring on another dose of anti-inflation actions from the monetary authorities.
VALUE INVESTING
      We believe value stocks can be an important part of an investment portfolio for a number of reasons.
      First, stocks with low valuations theoretically have by definition more upside potential than downside risk. Buying value stocks is akin to buying clothes at wholesale prices or on sale instead of paying full retail.
      Second, many analysts have low expectations for the earnings growth rate of value stocks, resulting in the low valuations assigned to these securities. Low growth expectations tend to be easier for management to meet or even exceed than high expectations. A company expected to grow at only
5%, usually a value stock, can often exceed this forecast. It is harder for a company which is expected to grow at 30% to continue to grow 30% year after year. Additionally, our experience is that analysts' forecasts are all too often incorrect. They tend to be overly pessimistic on low-expectation stocks and overly optimistic on high-expectation stocks.
      Third, value investors tend to work more with actual data and with near-term projections when analyzing companies. Obviously, this type of data is more accurate than long-term forecasts.
      Fourth, value stocks possess a number of favorable characteristics: higher dividends, more stock repurchases, more takeovers and more restructurings. Dividends are cash, usually paid out quarterly to common stock shareholders. Dividends are the only actual tangible return to the common stock shareholder from the company. To realize more value than the dividend, the stock must be sold to another investor. Theoretically, if shareholders could not sell a stock (which of course they can), investors would only buy stocks that paid a cash dividend. Next, companies selling at low valuations usually have the option to repurchase their own stock with any available cash and add to earnings in the process. Management repurchasing stock provides demand for that stock, forcing the price higher, everything else being equal. Regarding another advantage, takeovers tend to happen to inexpensively priced companies, in whatever way a potential buyer might define this value. Obviously, a buyer prefers not to pay a premium price when buying a company. Finally, restructurings tend to occur with value stocks because these companies often tend to have a problem which needs to be fixed. It is in the process of fixing this problem, and usually through some sort of restructuring of the company in this process, that value is realized.
      Value stocks are often ignored by Wall Street analysts. Because these companies may be in a relatively dull business or may well have a problem, explaining their stories through a report to the general investing public and making it seem interesting can be difficult. It is much easier for analysts to promote a glamour stock with a simple story, even if that story is already universally known and recognized in the stock price. This lack of attention and focus by Wall Street provides a decided advantage for relatively undiscovered or underfollowed value stocks.
      As human beings, we are fascinated about "what's hot" and the latest trends. We are intrigued by the latest products and what the future of our world may hold. These topics make for interesting reading and discussion, but the companies involved with the newest technology and with developments well out into the future also attract competitors, and the future holds many uncertainties. In this sense, value stocks make less complicated investment stories. Many of us are also attracted to glamorous things, whether material goods or stocks. Value stocks are usually not glamorous. The businesses are often relatively mundane, which does not make for good conversation but can make for good investment performance. Most of us fear any problems, and value stocks usually have a problem that needs to be fixed. Generally, we are comforted by stocks that are already winners. If a stock has done well, we usually feel more comfortable investing in it. Good historic performance, however, is probably not a rational reason to invest in a company. Real money in the stock market is not made by following the herd of other investors, copying what they have already done and where money has already been made. Real money is made leading this herd. As the herd follows, demand for the security is increased, resulting in higher prices.
PORTFOLIO STRATEGY
      In order to identify value, I generally select securities for the Fund based on a three-pronged approach. First, a computer screening model is used to identify companies with a forward earnings yield (next 12 months' earnings divided by current market price) that is greater than the current yield of the five-year U.S. Treasury bond. Second, another computer model seeks to identify those companies that offer the best exposure to the current market and economic environment. Third, I review potential investments with the team of Dreyfus security analysts to identify a catalyst that could realize the value inherent in the security and increase the price of the stock, such as:
      * new or unappreciated growth opportunities, including new products
      * expanding market share opportunities
      * increasingly effective corporate management
      * positive changes in corporate structure or market perception
      The Fund generally avoids significant overweighting or underweighting of any given economic sector relative to the exposure of the S&P 500 Index to that sector.
      The Fund typically sells a stock when its earnings yield falls below the 90-day U.S. Treasury yield, when the stock appears to be poorly exposed to the current market or economic environment, when the manager, working with our analysts, believes it represents a potentially deteriorating investment based on fundamental research, or when the market emphatically indicates that our investment thesis is incorrect.
      Investment results during this annual period benefited from holdings such as Reebok International, Intel, Pennzoil, Tosco, Great Western Financial, Equitable Cos., BankAmerica, McKesson, Watson Pharmaceuticals, Cooper Cameron, Lone Star Industries, Xerox, MagneTek, Ciba Specialty Chemicals, Pier 1 Imports, Yellow, Airborne Freight, and Telecomunicacoes Brasileirs-Telebras A.D.R., the Brazilian telephone company. Relative performance results were penalized by holdings including La Quinta Inns, Amdahl, 3Com, Biogen, Olin, PMI Group, General Signal, Coastal, and Sabesp, the Brazilian water utility.
      Thank you for entrusting Dreyfus with the management of your investments.
                                  Sincerely,

                              [Timothy M. Ghriskey Signature Logo]

                                  Timothy M. Ghriskey
                                  Portfolio Manager
September 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.


DREYFUS AGGRESSIVE VALUE FUND                             AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS AGGRESSIVE VALUE FUND AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

Dollars
$23,114
Dreyfus Aggressive
Value Fund
$16,019
Standard & Poor's 500
Composite Stock
Price Index*
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
                        One Year Ended                                         From Inception (9/29/95)
                       August 31, 1997                                            to August 31, 1997
                          ----------                                                  ------------
                            43.57%                                                      54.71%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Aggressive Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS                                                                                   AUGUST 31, 1997
Common Stocks-97.3%                                                                                  Shares              Value
                                                                                                     -------            -------
       Consumer Durables-1.9%           Grupo Carso, Ser. A1...................                      428,000      $   2,980,548
                                                                                                                        -------
       Consumer Non-Durables-5.6%       Kimberly-Clark.........................                       64,100          3,040,744
                                        NIKE, Cl. B............................                       53,200          2,839,550
                                        Philip Morris..........................                       70,700          3,084,287
                                                                                                                        -------
                                                                                                                      8,964,581
                                                                                                                        -------
       Consumer Services-4.1%           Circus Circus Enterprises...........(a)                      138,000          3,303,375
                                        Paxson Communications, Cl. A........(a)                      265,500          3,219,188
                                                                                                                        -------
                                                                                                                      6,522,563
                                                                                                                        -------
       Electronic Technology-9.9%       Cabletron Systems...................(a)                       98,300          2,973,575
                                        International Business Machines........                       31,100          3,137,213
                                        Micron Technology...................(a)                       74,500          3,319,906
                                        Storage Technology..................(a)                       65,400          3,331,312
                                        3Com................................(a)                       60,000          2,996,250
                                                                                                                        -------
                                                                                                                     15,758,256
                                                                                                                        -------
       Energy Minerals-8.2%             Mobil..................................                      43,600           3,171,900
                                        Pennzoil...............................                      40,700           3,141,531
                                        Phillips Petroleum.....................                      68,700           3,267,544
                                        Tosco..................................                     103,700           3,428,581
                                                                                                                        -------
                                                                                                                     13,009,556
                                                                                                                        -------
       Finance-14.0%                    BankAmerica............................                      47,200           3,106,350
                                        Bankers Trust New York.................                      32,600           3,382,250
                                        Chase Manhattan........................                      29,800           3,313,387
                                        Equitable..............................                      83,900           3,649,650
                                        Grupo Financiero Banamex Accival, Cl. B .(a)              1,075,400           2,880,906
                                        NationsBank............................                      50,000           2,968,750
                                        Travelers Group........................                      48,700           3,092,450
                                                                                                                        -------
                                                                                                                     22,393,743
                                                                                                                        -------
       Health Services-5.6%             Aetna..................................                      33,900           3,235,331
                                        Allegiance.............................                      82,920           2,601,615
                                        PacifiCare Health Systems, Cl. B....(a)                      46,000           3,145,250
                                                                                                                        -------
                                                                                                                      8,982,196
                                                                                                                        -------
       Health Technology-4.3%           Biogen..............................(a)                      86,300           3,398,063
                                        Watson Pharmaceuticals..............(a)                      65,700           3,453,356
                                                                                                                        -------
                                                                                                                      6,851,419
                                                                                                                        -------
       Industrial Services-2.2%         Cooper Cameron......................(a)                      55,300           3,587,588
                                                                                                                        -------
       Non-Energy Minerals-7.2%         Georgia-Pacific........................                      34,700           3,166,375
                                        ISPAT International, Cl. A.............                      75,200           2,016,300
                                        Lone Star Industries...................                      61,000           3,240,625
                                        Weyerhaeuser...........................                      52,000           3,003,000
                                                                                                                        -------
                                                                                                                     11,426,300
                                                                                                                        -------
       Process Industries-7.8%          Chesapeake.............................                      94,600           3,251,875
                                        Owens-Illinois......................(a)                      91,700           3,192,306

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            AUGUST 31, 1997
Common Stocks (continued)                                                                             Shares           Value
                                                                                                      -------          -------
       Process Industries (continued)   Premark International..................                     101,000        $  3,004,750
                                        Temple-Inland..........................                      47,200           3,044,400
                                                                                                                        -------
                                                                                                                     12,493,331
                                                                                                                        -------
       Producer Manufacturing-12.7%     Caterpillar............................                      75,000           4,354,688
                                        General Signal.........................                      52,900           2,294,537
                                        Ingersoll-Rand.........................                      66,900           4,022,363
                                        MagneTek............................(a)                     148,600           3,129,887
                                        Raychem................................                      35,100           3,266,494
                                        Xerox..................................                      42,200           3,186,100
                                                                                                                        -------
                                                                                                                     20,254,069
                                                                                                                        -------
       Retail Trade-1.6%                Pier 1 Imports.........................                     149,550          2,542,350
                                                                                                                        -------
       Transportation-4.7%              Airborne Freight.......................                      65,900           3,245,575
                                        Ryanair Holdings, A.D.R. ..............                      16,800             462,000
                                        Yellow..............................(a)                     119,600           3,752,450
                                                                                                                        -------
                                                                                                                      7,460,025
                                                                                                                        -------
       Utilities-7.5%                   China Light & Power....................                     575,000           2,663,548
                                        Coastal................................                      59,000           3,407,250
                                        Companhia de Saneamento Basico do
                                        Estado de Sao Paulo..................                    10,500,000           2,741,640
                                        Empresa Nacional de Electricidad, A.D.R.                    140,000           3,115,000
                                                                                                                        -------
                                                                                                                     11,927,438
                                                                                                                        -------
                                        TOTAL COMMON STOCKS
                                          (cost $137,791,352)..................                                    $155,153,963
                                                                                                                       ========
Preferred Stocks-1.8%
       Energy Minerals;                 Petroleo Brasileiro
                                       (cost $2,799,129).......................                  11,900,000        $  2,900,046
                                                                                                                       ========
                                                                                                         Principal
Short-Term Investments-1.3%                                                                              Amount
                                                                                                         -------
       U.S.Treasury Bills:              5.20%, 9/18/1997.......................                      $  320,000      $  319,091
                                        5.02%, 10/16/1997......................                       1,734,000       1,722,573
                                                                                                                        -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,042,333)....................                                       $  2,041,664
                                                                                                                        =======
TOTAL INVESTMENTS (cost $142,632,814).......................................                              100.4%   $160,095,673
                                                                                                          =======   ===========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                                (.4%)  $  (567,122)
                                                                                                          =======       =======
NET ASSETS..................................................................                               100.0%  $159,528,551
                                                                                                          =======       =======
Notes to Statement of Investments:
    (a)  Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                            AUGUST 31, 1997
                                                                                                      Cost           Value
                                                                                                    --------         --------
ASSETS:                          Investments in securities-See Statement of Investments            $142,632,814    $160,095,673
                                 Cash...................................................                                379,071
                                 Receivable for investment securities sold and forward
                                     currency exchange contracts........................                              1,110,602
                                 Receivable for shares of Common Stock subscribed.......                                169,477
                                 Dividends and interest receivable......................                                138,557
                                 Prepaid expenses.......................................                                 45,008
                                                                                                                       --------
                                                                                                                    161,938,388
                                                                                                                       --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates..........                                109,119
                                 Due to Distributor.....................................                                 34,466
                                 Payable for shares of Common Stock redeemed............                              2,174,914
                                 Accrued expenses.......................................                                 91,338
                                                                                                                       --------
                                                                                                                      2,409,837
                                                                                                                       --------
NET ASSETS..............................................................................                           $159,528,551
                                                                                                                       ========
REPRESENTED BY:                  Paid-in capital........................................                           $134,958,443
                                 Accumulated undistributed investment income-net........                                101,760
                                 Accumulated net realized gain (loss) on investments,
                                 foreign currency transactions and forward currency
                                     exchange contracts.................................                              7,006,968
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments and foreign currency transactions                                17,461,380
                                                                                                                       --------
NET ASSETS..............................................................................                           $159,528,551
                                                                                                                       ========
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).........................                              6,041,804
NET ASSET VALUE, offering and redemption price per share-Note 3(d)......................                                 $26.40
                                                                                                                         ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS                                                                               YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $5,696 foreign taxes
                                     withheld at source)....................                  $     880,612
                                 Interest...................................                        162,038
                                                                                                    -------
                                       Total Income.........................                                    $  1,042,650
EXPENSES:                        Management fee-Note 3(a)...................                        550,479
                                 Shareholder servicing costs-Note 3(b)......                        307,458
                                 Registration fees..........................                         69,464
                                 Professional fees..........................                         27,552
                                 Custodian fees-Note 3(b)...................                         22,592
                                 Prospectus and shareholders' reports.......                         18,156
                                 Directors' fees and expenses-Note 3(c).....                          9,465
                                 Miscellaneous..............................                          1,576
                                                                                                    -------
                                       Total Expenses.......................                      1,006,742
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (99,236)
                                                                                                    -------
                                       Net Expenses.........................                                         907,506
                                                                                                                     -------
INVESTMENT INCOME-NET.......................................................                                         135,144
                                                                                                                     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                   $  7,191,987
                                 Net realized gain (loss) on forward currency
                                     exchange contracts
                                     Short transactions.....................                        152,713
                                                                                                    -------
                                       Net Realized Gain (Loss).............                                       7,344,700
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                      16,986,330
                                                                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      24,331,030
                                                                                                                     -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $24,466,174
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended             Year Ended
                                                                                      August 31, 1997       August 31, 1996*
                                                                                         ---------              ---------
OPERATIONS:
  Investment income-net.....................................................        $       135,144        $       34,585
  Net realized gain (loss) on investments...................................              7,344,700             1,835,188
  Net unrealized appreciation (depreciation) on investments.................             16,986,330               475,050
                                                                                           -------                -------
    Net Increase (Decrease) in Net Assets Resulting from Operations.........             24,466,174             2,344,823
                                                                                           -------                -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.....................................................                (58,255)               (9,714)
  Net realized gain on investments..........................................             (2,172,920)                 ----
                                                                                           -------                -------
    Total Dividends.........................................................             (2,231,175)               (9,714)
                                                                                           =======                =======
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.............................................            173,439,634            13,366,799
  Dividends reinvested......................................................              2,079,421                 9,197
  Cost of shares redeemed...................................................            (47,936,230)           (6,000,378)
                                                                                           -------                -------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.......            127,582,825             7,375,618
                                                                                           -------                -------
      Total Increase (Decrease) in Net Assets...............................            149,817,824             9,710,727
NET ASSETS:
  Beginning of Period.......................................................              9,710,727                 ----
                                                                                           -------                -------
  End of Period.............................................................           $159,528,551        $    9,710,727
                                                                                           =======                =======
Undistributed investment income-net.........................................        $       101,760      $         24,871
                                                                                           -------                -------
                                                                                           Shares              Shares
                                                                                          -------              -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................................              7,516,158               795,837
  Shares issued for dividends reinvested....................................                 99,876                   588
  Shares redeemed...........................................................             (2,057,922)             (312,733)
                                                                                           -------                -------
    Net Increase (Decrease) in Shares Outstanding...........................              5,558,112               483,692
                                                                                           =======                =======
*From September 29, 1995 (commencement of operations) to August 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Year Ended August 31,
                                                                                                   -------------
                                                                                                1997            1996(1)
                                                                                                ----              ----
PER SHARE DATA:
    Net asset value, beginning of period....................................                  $20.08             $12.50
                                                                                              ----                ----
    Investment Operations:
    Investment income-net...................................................                     .02                .09
    Net realized and unrealized gain (loss)
      on investments........................................................                    8.22               7.53
                                                                                                ----              ----
    Total from Investment Operations........................................                    8.24               7.62
                                                                                                ----              ----
    Distributions:
    Dividends from investment income-net....................................                    (.05)              (.04)
    Dividends from net realized gain on investments.........................                   (1.87)                -
                                                                                                ----              ----
    Total Distributions.....................................................                   (1.92)              (.04)
                                                                                                ----              ----
    Net asset value, end of period..........................................                  $26.40             $20.08
                                                                                                ====             =====
TOTAL INVESTMENT RETURN.....................................................                   43.57%             61.00%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    1.24%              1.17%(2)
    Ratio of net investment income
      to average net assets.................................................                     .18%               .55%(2)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....................................                     .14%               .63%(2)
    Portfolio Turnover Rate.................................................                  120.71%            260.98%(2)
    Average commission rate paid (3)........................................                  $.0463             $.0508
    Net Assets, end of period (000's Omitted)...............................                $159,529             $9,711
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Aggressive Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.
Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal
DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended August 31, 1997, the Fund did not borrow under either line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, LLP, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $99,236 for the period ended August 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1997, the Fund was charged an aggregate of $183,493 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $65,516 during the period ended August 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended August 31, 1997, $22,592 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
    (e) Brokerage Commissions: During the period ended August 31, 1997, the Fund incurred total brokerage commissions of $435,354 of which $39,084 was paid to Dreyfus Investment Services Corporation, an affiliate of Mellon.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1997, amounted to $211,688,973 and $87,289,331, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At August 31, 1997, there were no open forward currency exchange contracts.
    (b) At August 31, 1997, accumulated net unrealized appreciation on investments was $17,462,859, consisting of $20,693,761 gross unrealized appreciation and $3,230,902 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS AGGRESSIVE VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Aggressive Value Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.), as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Value Fund at August 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
October 7, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.005 per share as long-term capital gain distribution of the $1.915 per share paid on December 11, 1996.
    The Fund also designates 4.81% of the ordinary dividends paid during the fiscal year ended August 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.

Registration Mark
[DREYFUS LION "D" LOGO]
DREYFUS AGGRESSIVE VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            257AR978
[Dreyfus Logo]
Aggressive Value
Fund
Annual Report
August 31, 1997